Exhibit 24






                                POWER OF ATTORNEY



             I, Terrence D. Daniels, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 23rd of March, 1998.


                                  /s/ Terrence D. Daniels  (SEAL)






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                                POWER OF ATTORNEY



             I, Judith B. McBee, do hereby constitute and appoint Arnold H. Dreyfuss, David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 3rd day of February, 1998.


                                  /s/  Judith B. McBee     (SEAL)

                                POWER OF ATTORNEY



             I, F. Claiborne Johnston, Jr., do hereby constitute and appoint Arnold H. Dreyfuss, David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 30th day of January, 1998.


                                 /s/  F. Claiborne Johnston, Jr.   (SEAL)

                                POWER OF ATTORNEY



             I, Wilson H. Flohr, Jr., do hereby constitute and appoint Arnold H. Dreyfuss, David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 2nd day of February, 1998.


                                  /s/   Wilson H. Flohr, Jr.   (SEAL)

                                POWER OF ATTORNEY



             I, Arnold H. Dreyfuss, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 19th day of March, 1998.


                                  /s/ Arnold H. Dreyfuss      (SEAL)

                                POWER OF ATTORNEY



             I, Daniel J. Ludeman, do hereby constitute and appoint Arnold H. Dreyfuss, David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 6th day of February, 1998.


                                  /s/  Daniel J. Ludeman  (SEAL)